                                                                    EXHIBIT 99.3

               Second Quarter 2001 Unaudited Analyst Information

                           UNION PLANTERS CORPORATION
       ANALYST INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 JUNE 30, 2001

*************
  UNAUDITED

*************

                                                  THREE         SIX
INCOME STATEMENT                                  MONTHS       MONTHS
----------------                                 --------    ----------

INTEREST INCOME (TE)                              623,223     1,280,904

INTEREST EXPENSE                                  298,550       635,940

NET INTEREST INCOME (TE)                          324,673       644,964

LOAN LOSS PROVISION                                28,900        54,200

NONINTEREST INCOME

  INVESTMENT SECURITIES GAINS (LOSSES)              8,330         8,354

  TRADING ACCOUNT                                   2,169         4,887

  FOREIGN EXCHANGE                                    (A)           (A)

  TRUST REVENUE                                     6,988        14,072

  MERCHANT SERVICING INCOME                        11,303        20,962

  MORTGAGE BANKING REVENUE                         46,061        87,410

  SERVICE CHARGES ON DEPOSITS                      56,291       109,707

  FACTORING COMMISSIONS AND FEES                    9,922        19,080

  INVESTMENTS AND INSURANCE

     INSURANCE COMMISSIONS                          4,397         8,508

     ANNUITY SALES INCOME                           3,076         6,805

     BROKERAGE FEE INCOME                           4,521         8,342

  ATM TRANSACTION FEES                              8,023        14,960

  GAIN ON SALE OF BRANCHES AND OTHER
     SELECTED ASSETS                                1,252         1,201

  OTHER INCOME                                     24,839        47,797

    TOTAL NONINTEREST INCOME                      187,172       352,085

NONINTEREST EXPENSE

  SALARIES AND BENEFITS                           133,170       265,513

  OCCUPANCY EXPENSE                                25,948        51,715

  EQUIPMENT EXPENSE                                22,489        44,623

  GOODWILL AND OTHER INTANGIBLES AMORT.(H)         16,373        32,823

  MORTGAGE SERVICING INTANGIBLES                    4,145        14,435

  UPEXCELL PROJECT EXPENSES                         8,034         8,034

  OTHER EXPENSES                                   98,834       181,522

    TOTAL NONINTEREST EXPENSE                     308,993       598,665

EARNINGS BEFORE TAXES (TE)                        173,952       344,184

TAX-EQUIVALENT ADJUSTMENT                           8,509        17,774

REPORTED EARNINGS BEFORE TAXES                    165,443       326,410

TAXES                                              56,118       110,718

NET INCOME                                        109,325       215,692
  RETURN ON AVERAGE ASSETS                           1.26          1.25
  RETURN ON AVERAGE COMMON EQUITY                   14.28         14.40

OPERATING EARNINGS(B)                             109,144       215,497

CASH OPERATING EARNINGS(C)                        123,088       243,362
  RETURN ON AVERAGE ASSETS                           1.42          1.41
  RETURN ON AVERAGE COMMON EQUITY                   16.08         16.26
  RETURN ON AVERAGE TANGIBLE ASSETS                  1.47          1.45
  RETURN ON AVERAGE TANGIBLE COMMON EQUITY          23.55         23.95

                                                       THREE         SIX
PER SHARE DATA                                         MONTHS       MONTHS
--------------                                        --------    ----------

NET EARNINGS
  BASIC                                                   0.80          1.57
  DILUTED                                                 0.79          1.56

OPERATING EARNINGS
   BASIC                                                  0.79          1.57
   DILUTED                                                0.79          1.56

CASH OPERATING EARNINGS
   BASIC                                                  0.90          1.77
   DILUTED                                                0.89          1.76

COMMON DIVIDEND PER SHARE                                 0.50          1.00

EOP COMMON BOOK VALUE                                                  22.68

EOP COMMON TANGIBLE BOOK VALUE (D)                                     15.62

HIGH COMMON STOCK PRICE                                  43.69         43.69

LOW COMMON STOCK PRICE                                   36.40         34.70

CREDIT QUALITY DATA

NONACCRUAL LOANS                                                     223,609

RENEGOTIATED LOANS                                                     1,166

ORE, NET                                                              56,168

FORECLOSED PROPERTY                                                    1,593

  TOTAL NONPERFORMING ASSETS                                         282,536

LOANS 90 DAYS PAST DUE                                               131,995

FHA/VA GOVERNMENT INSURED/GUARANTEED LOANS
                 NONACCRUAL                                            2,296
                 LOANS 90 DAYS PAST DUE                              120,362

GROSS CHARGE-OFFS                                       38,531        74,645

RECOVERIES                                              11,210        24,724

  NET CHARGE-OFFS                                       27,321        49,921

DECREASE IN ALLOWANCE DUE TO SALE OF LOANS                 849         2,616

INCREASE IN ALLOWANCE DUE TO ACQUISITIONS                    0         5,753

SHARE INFORMATION
EOP SHARES OUTSTANDING (IN THOUSANDS)                                137,071

EOP SERIES E PREFERRED SHARES OUTSTANDING                                750

EOP SHARES OUTSTANDING ASSUMING
  CONVERSION OF CONVERTIBLE PREFERRED STOCK                          138,009

WEIGHTED AVERAGE SHARES OUTSTANDING
  BASIC                                                136,988       136,795
  DILUTED                                              138,608       138,395

COMMON DIVIDENDS                                        68,499       135,907

PREFERRED DIVIDENDS - SERIES E CONVERTIBLE                 379           765

DATE OF LAST CASH DIVIDEND INCREASE (QUARTERLY                       1-15-98
  DIVIDEND WAS INCREASED TO $.50 PER SHARE)

PARENT COMPANY DATA
PARENT COMPANY GOODWILL                                                    0

PARENT COMPANY EQUITY INVESTMENT IN SUBS                           3,352,380

                           UNION PLANTERS CORPORATION
       ANALYST INFORMATION (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 JUNE 30, 2001

*************
  UNAUDITED
*************

                                                        THREE          SIX
AVERAGE BALANCE SHEET DATA                              MONTHS        MONTHS
--------------------------                            ----------    ----------

TOTAL LOANS AND LEASES EXCLUDING FHA/VA
  GOVERNMENT-INSURED/GUARANTEED LOANS(E)              25,499,570    25,203,816

FHA/VA GOVERNMENT-INSURED/GUARANTEED LOANS               299,320       294,896

TOTAL SECURITIES                                       5,532,370     6,080,134

OTHER EARNING ASSETS                                     358,178       316,666

  TOTAL EARNING ASSETS                                31,689,438    31,895,512

RESERVE FOR LOANS AND LEASES                             342,269       340,482

GOODWILL AND OTHER INTANGIBLES                           970,927       966,833

TOTAL ASSETS                                          34,666,459    34,883,933

MONEY MARKET ACCOUNTS                                  4,351,669     4,149,658

INTEREST-BEARING CHECKING                              3,139,032     3,144,278

SAVINGS DEPOSITS                                       1,375,179     1,363,149

OTHER CONSUMER TIME                                    8,604,022     8,559,661

CD'S > $100,000                                        2,129,634     2,196,118

SHORT-TERM BORROWINGS(F)                               4,482,438     5,219,905

INTERMEDIATE AND LONG-
  TERM BORROWINGS(G)                                   2,722,685     2,540,541

  TOTAL INTEREST-BEARING LIABILITIES                  26,804,659    27,173,310

DEMAND DEPOSITS                                        4,077,740     3,984,400

CONVERTIBLE PREFERRED EQUITY                              19,304        19,417

COMMON EQUITY                                          3,060,709     3,009,178

  TOTAL EQUITY                                         3,080,013     3,028,595

OTHER INFORMATION
TAX (BENEFIT) APPLICABLE TO SEC
  TRANSACTIONS                                             3,040         3,050

NUMBER OF BANKING SUBSIDIARIES                                               4

DOMESTIC BANK BRANCHES                                                     821
  (FULL SERVICE AND LIMITED SERVICE)

NUMBER OF ATM LOCATIONS                                                  1,035

EMPLOYEES (FTE)                                                         12,358

FORECLOSED PROPERTY EXPENSE                                1,657         3,102

FORECLOSED PROPERTY INCOME                                   842         2,163

                                                         SIX
PERIOD END BALANCE SHEET                                MONTHS
------------------------                              ----------

 TOTAL LOANS AND LEASES EXCLUDING FHA/VA
   GOVERNMENT-INSURED/GUARANTEED LOANS(E)             24,193,443

 FHA/VA GOVERNMENT INSURED/
        GUARANTEED LOANS                                 298,239

 RESERVE FOR LOANS AND LEASES                            342,868

 AVAILABLE FOR SALE INVESTMENT SECURITIES
   AMORTIZED COST                                      5,194,729
   FAIR VALUE                                          5,280,970

 EARNING ASSETS                                       31,482,805

 ASSETS                                               34,468,079

 GOODWILL                                                807,698

 PURCHASED CREDIT CARD RELATIONSHIPS                           0

 OTHER INTANGIBLES(H)                                    159,786

   TOTAL INTANGIBLES                                     967,484

 MORTGAGE INTANGIBLES                                    145,440

 FOREIGN LOANS                                               (A)

 DEMAND DEPOSITS                                       4,201,071

 CD'S > $100,000                                       2,125,325

 TOTAL DEPOSITS                                       23,842,353

 SHORT-TERM BORROWINGS(F)                              4,003,707

 LONG-TERM DEBT

    SUBORDINATED DEBT-PARENT COMPANY                     673,251

    SUBORDINATED DEBT-SUBSIDIARY BANK(J)                 300,776

    TRUST PREFERRED SECURITIES (TruPS)                   199,098

    ASSET BACKED CERTIFICATES                            100,000

    SENIOR NOTES(J)                                       60,000

    FEDERAL HOME LOAN BANK ADVANCES(J)                 1,461,115

    OTHER                                                  2,881

 MINORITY INTERESTS                                        4,688

 CONVERTIBLE PREFERRED EQUITY                             18,758

 COMMON EQUITY                                         3,109,124

   TOTAL EQUITY                                        3,127,882

 UNREALIZED GAIN - NET OF TAX (FAS115)                    54,400

 CAPITAL ADEQUACY

 TIER I CAPITAL                                        2,311,224

 TIER II CAPITAL                                             (I)

 RISK-ADJUSTED ASSETS                                        (I)

 LEVERAGE RATIO                                             6.87

UNION PLANTERS CORPORATION
ANALYST INFORMATION
JUNE 30, 2001

NOTES

(A)      NOT PRESENTED DUE TO IMMATERIALITY.

(B)      EARNINGS BEFORE NONOPERATING ITEMS, NET OF TAXES.

(C) EARNINGS BEFORE GOODWILL AND OTHER INTANGIBLES AMORTIZATION, AND NONOPERATING ITEMS, NET OF TAXES.

(D) CALCULATED DEDUCTING GOODWILL AND ALL OTHER INTANGIBLES. DOES NOT DEDUCT MORTGAGE SERVICING RIGHTS.

(E) AMOUNTS SHOWN FOR AVERAGE LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE AND INCLUDE LOANS HELD FOR RESALE. AMOUNTS SHOWN FOR PERIOD END LOANS ARE NET OF UNEARNED AND GROSS OF RESERVE BUT DO NOT INCLUDE LOANS HELD FOR RESALE.

(F)      INCLUDES THE FOLLOWING:

                                                                                         AVERAGE BALANCE
                                                                  PERIOD END   ----------------------------------
                                                                   BALANCE       THREE MONTHS       SIX MONTHS
                                                                  06/30/2001   ENDED 06/30/2001  ENDED 06/30/2001
                                                                  ----------   ----------------  ----------------

                  FEDERAL FUNDS PURCHASED                         $1,553,005      $1,849,668        $1,965,545
                  SECURITIES SOLD UNDER AGREEMENTS
                    TO REPURCHASE                                  1,548,717       1,580,184         1,670,169
                  SHORT-TERM FEDERAL HOME LOAN BANK ADVANCES         900,000       1,050,549         1,581,215
                  SHORT-TERM SENIOR NOTES                                  0               0                 0
                  OTHER                                                1,985           2,037             2,975

                                                                  ----------      ----------        ----------
                                                                  $4,003,707      $4,482,438        $5,219,904
                                                                  ==========      ==========        ==========

(G)      INCLUDES THE FOLLOWING:

                                                                         AVERAGE BALANCE
                                                             --------------------------------------
                                                             THREE MONTHS ENDED    SIX MONTHS ENDED
                                                                JUNE 30, 2001        JUNE 30, 2001
                                                             ------------------    ----------------

                  FEDERAL HOME LOAN BANK ADVANCES*                $1,386,592           $1,361,512
                  SUBORDINATED DEBT-PARENT COMPANY                   673,227              516,029
                  MEDIUM-TERM SENIOR NOTES                            60,000               60,000
                  TRUST PREFERRED SECURITIES (TRuPS)                 199,093              199,089
                  ASSET BASED CERTIFICATES                           100,000              100,000
                  SUBORDINATED DEBT-SUBSIDIARY BANK                  300,798              300,819
                  OTHER LONG-TERM DEBT                                 2,975                3,092

                                                                  ----------           ----------
                                                                  $2,722,685           $2,540,541
                                                                  ==========           ==========

                  * ORIGINAL MATURITY GREATER THAN ONE YEAR

(H)      OTHER INTANGIBLES ARE PRIMARILY CORE DEPOSIT PREMIUMS

                                                               THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                  JUNE 30, 2001                   JUNE 30, 2001
                                                            -------------------------       -------------------------
                                                            BEFORE TAX      AFTER TAX       BEFORE TAX      AFTER TAX
                                                            ----------      ---------       ----------      ---------

                  GOODWILL AMORTIZATION                      $ 12,129        $ 10,355        $ 24,095        $ 20,542
                  OTHER INTANGIBLES AMORTIZATION                4,244           3,590           8,728           7,323
                                                             --------        --------        --------        --------
                                  TOTAL                      $ 16,373        $ 13,945        $ 32,823        $ 27,865
                                                             ========        ========        ========        ========

(I)      AVAILABLE 45 DAYS AFTER QUARTER END.

(J)      OBLIGATIONS OF SUBSIDIARY BANKS.

(K) ON FEBRUARY 12, 2001, UNION PLANTERS ACQUIRED JEFFERSON SAVINGS BANCORP, INC. OF BALLWIN, MISSOURI, THE PARENT OF JEFFERSON HERITAGE BANK, A FEDERAL SAVINGS BANK. UNION PLANTERS EXCHANGED APPROXIMATELY
         4.4 MILLION SHARES OF ITS COMMON STOCK FOR ALL OF THE OUTSTANDING SHARES OF JEFFERSON SAVINGS. THE ACQUISITION WAS ACCOUNTED FOR AS A PURCHASE.

 TE = TAXABLE-EQUIVALENT

FTE = FULL-TIME EQUIVALENT

A BALANCE SHEET, INCOME STATEMENT, AND OTHER SUPPLEMENTAL DATA MAY BE VIEWED ON OUR WEB SITE AT WWW.UNIONPLANTERS.COM. CLICK ON THE 'FINANCIAL REPORTS' BUTTON, THEN ON THE 'INVESTOR INFORMATION' BUTTON.